Exhibit 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDDERS NORTH AMERICA, INC., et al.,	)	Case No. 07-11176 (BLS)
)
Debtors.	)	Jointly Administered
)
ORDER PURSUANT TO §§ 105, 362 AND 541 OF THE
BANKRUPTCY CODE AND RULE 3001 OF THE FEDERAL RULES
OF BANKRUPTCY PROCEDURE ESTABLISHING NOTIFICATION
AND HEARING PROCEDURES, NUNC PRO TUNC, FOR TRADING IN
FEDDERS CORPORATION’S EQUITY SECURITIES
     This matter having come before the Court upon the motion (the “Motion”)1 of the official committee of unsecured creditors (the “Committee”) for Fedders North America, Inc., Fedders Corporation (“Fedders”) and their affiliated debtors in possession (each a “Debtor,” and collectively, the “Debtors”), requesting entry of an order, pursuant to sections 105(a), 362 and 541 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), and Rule 3001 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), nunc pro tunc to the date of the Motion’s filing, establishing notification and hearing procedures that must be satisfied before certain transfers of equity securities in Fedders are deemed effective; and the Court having reviewed the Motion; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion or of the entry of this Order need be provided; and it appearing that the relief requested is in the best interests of the Debtors’ and their estates; and it appearing that this proceeding is a core proceeding pursuant to 28 U.S.C. § 157(b);

[1]	Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Motion.

     IT IS HEREBY ORDERED THAT:
     1. The Motion is GRANTED.
     2. Any purchase, sale or other transfer of Fedders’ equity securities, on or after the date of the filing of the Motion, in violation of the procedures set forth herein shall be null and void ab initio as an act in violation of the automatic stay under section 362(a)(3) of the Bankruptcy Code and shall confer no rights on the transferee.
     3. The following procedures shall apply to trading in Fedders’ equity securities:
(a)	Any person[2] or entity that currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and the Committee, a notice of such status, substantially in the form attached hereto as Exhibit A, on or before the later of (i) thirty (30) days after the notice of this Order is provided or (ii) ten (10) days after becoming a Substantial Equityholder.
(b)	Prior to effectuating any transfer of the equity securities (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in an increase in the amount of equity securities of Fedders beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder, person or entity shall file with the Court, and serve on the Debtors and the Committee, advance written notice, substantially in the form attached hereto as Exhibit B,[3] of the intended transfer of equity securities.
(c)	Prior to effectuating any transfer of equity securities (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in a decrease in the amount of equity securities of Fedders beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and the Committee, advance written notice, substantially in the form attached hereto as Exhibit C,[4] of the intended transfer of equity securities.

[2]	The term “person” as used in these Procedures shall have the same meaning accorded to it in section 101(41) of the Bankruptcy Code.

[3]	A notice, substantially in the form of Exhibit B is hereinafter referred to as a “Stock Accumulation Notice.”

[4]	A notice substantially in the form of Exhibit C is hereinafter referred to as a “Stock Disposition Notice” (together with the Stock Accumulation Notice, collectively, a “Proposed Transfer Notice”).

(d)	Each of the Committee and the Debtors shall have fifteen (15) calendar days after receipt of a Proposed Transfer Notice to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Proposed Transfer Notice on the grounds that such transfer may adversely affect the Debtors’ ability to use their NOLs and would be void ab initio. If the Committee or the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If neither the Committee nor the Debtors object within such fifteen (15) calendar day period, such transaction may proceed solely as set forth in the Proposed Transfer Notice. Any transaction for which a Proposed Transfer Notice is filed is void ab initio unless either (1) express permission for such transaction is granted by the Committee; (2) the fifteen (15) calendar day period herein set forth expires without an objection from the Committee or the Debtors; or (3) such transaction is approved by final and nonappealable order of the Court. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional fifteen (15) calendar day waiting period.
(e)	For purposes of these Procedures: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Fedders’ common stock (representing approximately 4.5% of the 29,528,859 shares of common stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all equity securities owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of equity securities, ownership of equity securities which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B convertible stock,[5] preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
(f)	Holders of Fedders’ preferred stock are prohibited from transferring such preferred stock pending further order of the Court.
     4. The transfer agent(s) for Fedders’ common stock having notice hereof shall provide to all registered holders of stock, on at least a quarterly basis, the Notice attached to the Motion as Exhibit D. Any such registered holder shall, in turn, provide such Notice to any holder for whose account such registered holder holds such stock, and so on down the chain of ownership.

[5]	Fedders Corporation has outstanding 2,492,181 shares of class B stock which are convertible immediately into common stock on a share-for-share basis.

     5. Any person, entity, broker or agent acting on behalf of a holder who sells or transfers in one or more sales or transfers 1,328,799 shares or more of common stock of Fedders to another person or entity must provide a copy of the Notice to such purchaser or any broker or agent acting on such purchaser’s behalf.
     6. The requirements set forth in this Order are in addition to the requirements of all applicable securities, corporate and other laws, and do not excuse compliance therewith.
     7. The transfer restrictions applicable to Fedders’ equity securities established herein shall be effective as to holders of such securities and any transferees thereof (irrespective of whether such transferees have notice of this Order), notwithstanding any contrary provisions or requirements of the Del. Gen. Corp. L. §§ 151(f) and 202.
     8. This Order is a final order and shall be immediately effective, nunc pro tunc to the date of the filing of the Motion, upon its entry.
     9. The Debtors are ordered to issue a press release and file an 8-K setting forth the relief sought in this motion.
     10. This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation and/or interpretation of this Order.
Dated: October __, 2007

BRENDAN L. SHANNON
UNITED STATES BANKRUPTCY JUDGE

Exhibit A
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDDERS NORTH AMERICA, INC., et al.,	)	Case No. 07-11176 (BLS)
)
Debtors.	)	(Jointly Administered)
)
NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER 1
           PLEASE TAKE NOTICE that [Name of Equityholder] is/has become a Substantial Equityholder with respect to the equity securities of Fedders Corporation (“Fedders”), a debtor and debtor-in-possession in Case No. 07-11176 pending in the United States Bankruptcy Court for the District of Delaware.
           PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Equityholder] beneficially owns                       shares of common stock of Fedders and/or                       shares of class B stock of Fedders. The following table sets forth the date(s) on which [Name of Equityholder] acquired or otherwise became the beneficial owner of such stock:

Class of Stock	Number of Shares	Date Acquired

     (Attach additional page if necessary)
           PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Equityholder] is                      .

[1]	For purposes of this Notice: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Fedders’ common stock (representing approximately 4.5% of the 29,528,859 shares of common stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all equity securities owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of equity securities, ownership of equity securities which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B convertible stock, preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

           PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.
           PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, and (B) served upon (i) counsel to the Committee: Robert Stark and Jeremy Coffey, Brown Rudnick Berlack Israels LLP, Seven Times Square, New York, NY 10036 (facsimile: 212-209-4801); and (ii) counsel to the Debtors: Norm Pernick and Irv Walker, Saul Ewing, LLP, 222 Delaware Avenue, Suite 1200, Wilmington, DE 19899 (facsimile: 302-421-6813).

Respectfully submitted,

(Name of Equityholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

2

Exhibit B
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDDERS NORTH AMERICA, INC., et al.,	)	Case No. 07-11176 (BLS)
)
Debtors.	)	(Jointly Administered)
)
NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
ACCUMULATE AN EQUITY INTEREST
           PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate (including by any transfer, assignment, pledge, hypothecation or other disposition or encumbrance) one or more shares of the common or class B stock of Fedders Corporation (“Fedders”) or an option with respect thereto (the “Proposed Transfer”).
           PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Equityholder 1 with the Court and served copies thereof on counsel for the Committee and counsel for the Debtors.
           PLEASE TAKE FURTHER NOTICE THAT, as of [Date], [Name of Equity Holder) currently beneficially owns                       shares of common stock of Fedders and                       shares of class B stock of Fedders.
           PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [ Name of Prospective Acquirer] proposes to purchase, acquire or otherwise accumulate                        shares of common stock or an option with respect to                       shares of common stock and/or                       shares of class B stock or an option with respect to                       shares of common or class B stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will

[1]	For purposes of this Notice: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Fedders’ common stock (representing approximately 4.5% of the 29,528,859 shares of common stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all equity securities owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of equity securities, ownership of equity securities which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B convertible stock, preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

beneficially own                       shares of common stock and/or                       shares of class B stock after the transfer.
           PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is                      .
           PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.
           PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the District of Delaware (the “Court”), 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, and (B) served upon (i) counsel to the Committee: Robert Stark and Jeremy Coffey, Brown Rudnick Berlack Israels LLP, Seven Times Square, New York, NY 10036 (facsimile: 212-209-4801); and (ii) counsel to the Debtors: Norm Pernick and Irv Walker, Saul Ewing, LLP, 222 Delaware Avenue, Suite 1200, Wilmington, DE 19899 (facsimile: 302-421-6813).
           PLEASE TAKE FURTHER NOTICE that the Committee and the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Committee or the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If both the Committee and the Debtors (i) consent in writing to the Proposed Transfer or (ii) do not object within such fifteen (15) calendar day period and such fifteen (15) calendar day period expires, then the Proposed Transfer may proceed solely as set forth in the Notice.
           The undersigned Prospective Acquirer understands that any further transactions that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Fedders’ common or class B stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:
Respectfully submitted,

(Name of Prospective Acquiror)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

2

Exhibit C
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDDERS NORTH AMERICA, INC., et al.,	)	Case No. 07-11176 (BLS)
)
Debtors.	)	(Jointly Administered)
)
NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
TRANSFER AN EQUITY INTEREST
           PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade or otherwise transfer (including by any transfer, pledge, hypothecation, or other disposition or encumbrance) one or more shares of the common or class B stock of Fedders Corporation (“Fedders”) or an option with respect thereto (the “Proposed Transfer”).
           PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s) ], [Name of Prospective Seller] filed a Notice of Status as a Substantial Equityholder 1 with the Court and served copies thereof on counsel for the Committee and counsel for the Debtors.
           PLEASE TAKE FURTHER NOTICE THAT, as of [Date], [Name of Prospective Seller] currently beneficially owns                       shares of common stock of Fedders and                       shares of class B stock of Fedders.
           PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade or otherwise transfer                        shares of common stock or an option with respect to                       shares of common stock and/or                        shares of class B stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller]

[1]	For purposes of this Notice: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Fedders’ common stock (representing approximately 4.5% of the 29,528,859 shares of common stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all equity securities owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of equity securities, ownership of equity securities which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B convertible stock, preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

will beneficially own                       shares of common stock and/or                        shares of class B stock after the transfer.
           PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is                      .
           PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.
           PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the District of Delaware (the “Court”), 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, and (B) served upon (i) counsel to the Committee: Robert Stark and Jeremy Coffey, Brown Rudnick Berlack Israels LLP, Seven Times Square, New York, NY 10036 (facsimile: 212-209-4801); and (ii) counsel to the Debtors: Norm Pernick and Irv Walker, Saul Ewing, LLP, 222 Delaware Avenue, Suite 1200, Wilmington, DE 19899 (facsimile: 302-421-6813).
           PLEASE TAKE FURTHER NOTICE that the Committee and the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Committee or Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If both the Committee and the Debtors (i) consent in writing to the Proposed Transfer or (ii) do not object within such fifteen (15) calendar day period and such fifteen (15) calendar day period expires, then the Proposed Transfer may proceed solely as set forth in the Notice.
           The Prospective Seller understands that any further transactions that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Fedders’ common or class B stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:
Respectfully submitted,

(Name of Prospective Acquiror)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

2

Exhibit D
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
FEDDERS NORTH AMERICA, INC., et al.,	)	Case No. 07-11176 (BLS)
)
Debtors.	)	(Jointly Administered)
)
NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
HOLDERS OF FEDDERS CORPORATION’S EQUITY SECURITIES
AND (B) NOTIFICATION AND HEARING PROCEDURES FOR TRADING
IN SUCH EQUITY SECURITIES
TO ALL PERSONS OR ENTITIES THAT HOLD EQUITY INTERESTS IN FEDDERS CORPORATION:
           PLEASE TAKE NOTICE that on August 22, 2007 (“Petition Date”), Fedders North America, Inc., Fedders Corporation (“Fedders”) and their affiliated debtors in possession (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”).
           PLEASE TAKE FURTHER NOTICE THAT on October ___, 2007, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order (the “Order,” attached hereto as Exhibit A) approving the procedures set forth below (the “Procedures”) in order to preserve to the fullest extent possible the Debtors’ federal tax net operating loss carryforwards (“NOLs”). Any sale or other transfer of equity securities in Fedders in violation of the Procedures shall be null and void and shall confer no rights on the transferee.
           PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following Procedures shall apply to trading in Fedders’ equity securities:
(a)	Any person[1] or entity that currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and the Committee, a notice of such status, substantially in the form attached hereto as Exhibit A, on or before the later of (i) thirty (30) days after the notice of this Order is provided or (ii) ten (10) days after becoming a Substantial Equityholder.

[1]	The term “person” as used in these Procedures shall have the same meaning accorded to it in section 101(41) of the Bankruptcy Code.

(b)	Prior to effectuating any transfer of the equity securities (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in an increase in the amount of equity securities of Fedders beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and the Committee, advance written notice, substantially in the form attached hereto as Exhibit B,[2] of the intended transfer of equity securities.
(c)	Prior to effectuating any transfer of equity securities (including any sale, transfer, assignment, pledge, hypothecation, option to acquire stock, as defined in paragraph (e) below, or other disposition or encumbrance) that would result in a decrease in the amount of equity securities of Fedders beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and the Committee, advance written notice, substantially in the form attached hereto as Exhibit B,[3] of the intended transfer of equity securities.
(d)	Each of the Committee and the Debtors shall have fifteen (15) calendar days after receipt of a Proposed Transfer Notice to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Proposed Transfer Notice on the grounds that such transfer may adversely affect the Debtors’ ability to use their NOLs and would be void ab initio. If the Committee or the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If neither the Committee nor the Debtors object within such fifteen (15) calendar day period, such transaction may proceed solely as set forth in the Proposed Transfer Notice. Any transaction for which a Proposed Transfer Notice is filed is void ab initio unless either (1) express permission for such transaction is granted by the Committee; (2) the fifteen (15) calendar day period herein set forth expires without an objection from the Committee or the Debtors; or (3) such transaction is approved by final and nonappealable order of the Court. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional fifteen (15) calendar day waiting period.
(e)	For purposes of these Procedures: (1) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,328,799 shares of Fedders’ common stock (representing approximately 4.5% of the 29,528,859 shares of common stock outstanding); (2) “beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the I.R.C. and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all equity securities owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated

[2]	A notice, substantially in the form of Exhibit B is hereinafter referred to as a “Stock Accumulation Notice.”

[3]	A notice substantially in the form of Exhibit C is hereinafter referred to as a “Stock Disposition Notice” (together with the Stock Accumulation Notice, collectively, a “Proposed Transfer Notice”).

2

acquisition of equity securities, ownership of equity securities which such holder has an option to acquire, and beneficial ownership as defined by Rule 13d-3 of the Securities Exchange Act of 1934; and (3) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, class B convertible stock,[4] preferred stock, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
(f)	Holders of Fedders’ preferred stock are prohibited from transferring such preferred stock pending further order of the Court.
           ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF EQUITY SECURITIES IN FEDDERS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AB INITIO AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.
[Signature on next page]

[4]	Fedders Corporation has outstanding 2,492,181 shares of class B stock which are convertible immediately into common stock on a share-for-share basis.

3

           PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and all applicable securities, corporate and other laws, and do not excuse compliance therewith.
Dated: October __, 2007

Donald J. Detweiler (Del. Bar No. 3087)
GREENBERG TRAURIG LLP
The Nemours Building
1007 North Orange Street
Suite 1200
Wilmington, Delaware 19801
Telephone: (302) 661-7000
Facsimile: (302) 661-7360
- and -

BROWN RUDNICK BERLACK ISRAELS LLP
Robert J. Stark
Patrick Cox
Jeremy Coffey
Seven Times Square
New York, New York 10036
Telephone: (212) 209-4800
Facsimile: (212) 209-4801

Counsel to the Official Committee of Unsecured Creditors for Fedders North America, Inc., et al.

4